UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 29, 2020

IMAC Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38797	83-0784691
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1605 Westgate Circle, Brentwood, Tennessee	37027
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (844) 266-4622

(Former Name or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Each Exchange on Which Registered
Common Stock, par value $0.001 per share	IMAC	The NASDAQ Stock Market LLC
Warrants to Purchase Common Stock	IMACW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01	Entry into a Material Definitive Agreement.

On October 29, 2020, IMAC Holdings, Inc. (the “Company”) entered into a note purchase agreement (the “Purchase Agreement”) with Iliad Research & Trading, L.P. (the “Holder”), pursuant to which the Company agreed to issue and sell to the Holder a secured promissory note (the “Note”) in an initial principal amount of $2,690,000 (the “Initial Principal Amount”), which is payable on or before April 29, 2022 (the “Maturity Date”). The Initial Principal Amount includes an original issue discount of $175,000, and $15,000 that the Company agreed to pay to the Holder to cover the Holder’s legal fees, accounting costs, due diligence and other transaction costs. In exchange for the Note, the Holder paid a purchase price of $2,500,000 (the “Transaction”). The Purchase Agreement also provides for indemnification of the Holder and its affiliates in the event that they incur loss or damage related to, among other things, a breach by the Company of any of its representations, warranties or covenants under the Purchase Agreement.

The terms of the Note include:

Interest. Interest on the Note accrues at a rate of 7% per annum and is payable on the Maturity Date or otherwise in accordance with the Note.

Prepayment. The Company may pay all or any portion of the amount owed earlier than it is due; provided, that in the event the Company elects to prepay all or any portion of the outstanding balance before the Maturity Date, it shall pay to the Holder 110% of the portion of the outstanding balance the Company elects to prepay.

Redemption. At any time after April 29, 2021, the Holder may redeem a portion of the Note, not to exceed an amount of $300,000 per month. Under certain circumstances, the Company may defer the redemption payments up to three times for a duration of 30 days each, subject to certain penalties as described in the Note. In addition, if the Company does not pay the Holder following receipt of a redemption notice, the outstanding balance of the Note will increase by 25%.

Default Events. The Note includes customary event of default provisions, subject to certain cure periods, and provides for a default interest rate of 22% following an event of default. Upon the occurrence of an event of default for non-payment of amounts owed under the Note, the Holder may, by written notice, declare all unpaid principal, plus all accrued interest and other amounts due under the Note to be immediately due and payable, subject to certain penalties. Upon the occurrence of certain other events of default, without notice, all unpaid principal, plus all accrued interest and other amounts due under the Note, will become immediately due and payable, subject to certain penalties.

During the term of the Note, the Company will not, without the prior written consent of the Purchaser, enter into or effect certain fundamental business transactions. In addition, the Note gives the Holder a right of first refusal with respect to debt issuances of the Company while the Note is outstanding. If the Holder elects not to participate in any such issuance, then the outstanding balance of the Note will be increased by 3%, and if the Holder is not afforded its right of first refusal, then the outstanding balance of the Note will be increased by 10%.

The Company intends to use the proceeds from the Note for certain growth initiatives, including its Phase I clinical trial of MSCTC-0010 with the U.S. Food and Drug Administration.

In connection with the Purchase Agreement and the Note, the Company entered into a Security Agreement with the Holder (the “Security Agreement”), pursuant to which the obligations of the Company is secured by all of the assets of the Company, excluding the Company’s accounts receivable and intellectual property. Upon an event of default under the Note, the Security Agreement entitles the Holder to take possession of such collateral; provided that the Holder’s security interest and remedies with respect to the collateral are junior in priority to the security interest previously granted by the Company to the Holder in connection with a separate financing entered into by them on March 25, 2020, for which the Holder holds a senior, first-priority security interest in the same collateral.

The Note was sold to the Purchaser pursuant to an exemption from registration under Regulation D, promulgated under the Securities Act of 1933, as amended. The description of the Note, the Purchase Agreement and the Security Agreement is qualified in its entirety by the full text of the Note, the Purchase Agreement and the Security Agreement, copies of which are filed herewith as Exhibits 10.1, 10.2 and 10.3, respectively, and which are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K, to the extent required by this Item 2.03, is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No.	Description

10.1	Note Purchase Agreement, dated as of October 29, 2020.

10.2	Promissory Note, dated as of October 29, 2020.

10.3	Security Agreement, dated as of October 29, 2020

Cautionary Note Regarding Forward-Looking Statements

The information contained in this Current Report on Form 8-K and the exhibits attached hereto contain “forward-looking” statements within the meaning of the Private Securities Litigation Reform Act of 1995, including, without limitation, statements related to the benefits of the Transaction. The words “intend,” “may,” “should,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue” or the negative of these terms or other comparable terminology are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. While the Company believes its plans, intentions and expectations reflected in those forward-looking statements are reasonable, these plans, intentions or expectations may not be achieved. The Company’s actual results, performance or achievements could differ materially from those contemplated, expressed or implied by the forward-looking statements. For information about the factors that could cause such differences, please refer to the Company’s filings with the U.S. Securities and Exchange Commission. Given these uncertainties, you should not place undue reliance on these forward-looking statements. The Company assumes no obligation to update any forward-looking statement.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

November 3, 2020	IMAC HOLDINGS, INC.

	By:	/s/ Jeffrey S. Ervin
	Name:	Jeffrey S. Ervin
	Title:	Chief Executive Officer